 Careview Communications, Inc. 8-K

EXHIBIT 10.22

 Execution Copy

FIFTH AMENDMENT TO
NOTE AND WARRANT PURCHASE AGREEMENT

This FIFTH AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT, dated as of December 15, 2014 (this “Amendment”), is made by and among CAREVIEW COMMUNICATIONS, INC., a Nevada corporation (the “Company”), and the investors identified on Annex I attached hereto (together with their respective successors and permitted assigns, the “Investors”).

WITNESSETH:

WHEREAS, the Company, HealthCor Partners Fund, L.P. (“HealthCor Partners”) and HealthCor Hybrid Offshore Master Fund, L.P. (“HealthCor Hybrid” and, together with HealthCor Partners, the “HealthCor Parties”) are parties to that certain Note and Warrant Purchase Agreement, dated as of April 21, 2011 (as amended from time to time, including without limitation pursuant to that certain Note and Warrant Amendment Agreement dated December 20, 2011, that certain Second Amendment to Note and Warrant Purchase Agreement dated January 31, 2012, that certain Third Amendment to Note and Warrant Purchase Agreement dated August 20, 2013, and that certain Fourth Amendment to Note and Warrant Purchase Agreement dated January 16, 2014, the “Purchase Agreement”); and

WHEREAS, the Company issued and sold (a) $5,000,000 initial principal amount of additional Notes (as contemplated by the Purchase Agreement) to the HealthCor Parties on January 31, 2012 and (b) $5,000,000 initial principal amount of additional Notes and additional Warrants to purchase 4,000,000 shares of Common Stock to the HealthCor Parties on January 16, 2014; and

WHEREAS, pursuant to Section 7.9 of the Purchase Agreement and subject to the terms and conditions contained herein, the parties hereto desire to amend the Purchase Agreement as set forth herein for the purposes of, among other things, providing for an additional investment in the Company by HealthCor Partners and the New Investors (as defined herein); and

WHEREAS, the Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated herein and in the Purchase Agreement, (i) additional Notes in the initial aggregate principal amount of $6,000,000, with a conversion price per share equal to $0.52 (subject to adjustment as described therein) (the “Fifth Amendment Supplemental Closing Notes”), and (ii) additional Warrants to purchase an aggregate of up to 3,692,308 shares of the Company’s Common Stock, at an exercise price per share equal to $0.52 (subject to adjustment as described therein) (the “Fifth Amendment Supplemental Warrants”), in each case on January 12, 2015, or such earlier date as the Company and the Investors may agree (the “Fifth Amendment Supplemental Closing Date”); and

WHEREAS, the Company and the Investors are executing and delivering this Amendment in reliance upon the exemption from securities registration afforded by the provisions of Regulation D, as promulgated by the Commission under the Act.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and covenants contained herein and in the Purchase Agreement, which represent integral components of the transactions contemplated hereby and thereby and shall be fully enforceable by the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which hereby acknowledged, the Company and the Investors mutually agree as follows:

1. Definitions. Capitalized terms used in this Amendment but not defined in this Amendment shall have the meanings ascribed to them in the Purchase Agreement.

2. Amendments to Purchase Agreement. Section 1.3 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Sale of Additional Securities. After the Closing, the Company may sell to the Investors, on the same terms and conditions as those contained in this Agreement (as amended from time to time), up to $16,000,000 in additional Notes and Warrants to purchase an additional 7,692,308 shares of Common Stock, and (a) any such additional Notes shall be included within the definition of “Notes” under this Agreement; (b) any such additional Warrants shall be included within the definition of “Warrants” under this Agreement; (c) any such additional Notes and additional Warrants shall be included within the definition of “Closing Securities” under this Agreement; (d) any shares of Common Stock issuable upon conversion of any such additional Notes shall be included within the definition of “Note Shares” under this Agreement; (e) any shares of Common Stock issuable upon the exercise of any such additional Warrants shall be included within the definition of “Warrant Shares” under this Agreement; and (f) any amendment or joinder to this Agreement, the Notes, the Warrants, the Security Agreement, the IP Security Agreement, the Registration Rights Agreement or any other documents contemplated or necessitated hereby in order to further consummate the sale of any such additional Notes and/or additional Warrants shall be included within the definition of “Transaction Documents” under this Agreement. Any such additional Notes shall be substantially in the form of the senior secured convertible note attached hereto as Exhibit A, with such updates to the “Issuance Date”, “Maturity Date”, “First Five Year Note Period”, “Conversion Price” and other terms as shall be mutually acceptable to the Company and the Investors. Any such additional Warrants shall be substantially in the form of common stock warrant attached hereto attached hereto as Exhibit B, with such updates to the “Expiration Date”, “Warrant Price” and other terms as shall be mutually acceptable to the Company and the Investors.”

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3. Joinder of Additional Investors to Purchase Agreement and Registration Rights Agreement. The Investors other than the HealthCor Parties (such Investors, the “New Investors”) hereby join in the execution and agree to be bound by, and are hereby deemed a party to, the Purchase Agreement and the Registration Rights Agreement, as one of the “Investors” under the Purchase Agreement and one of the “Holders” under the Registration Rights Agreement, in each case for all purposes thereof. The Company hereby acknowledges and agrees that the New Investors are hereby joining in the execution of and agreeing to be bound by and will be deemed a party to, the Purchase Agreement and the Registration Rights Agreement, as one of the “Investors” under the Purchase Agreement and one of the “Holders” under the Registration Rights Agreement for all purposes thereof and shall be entitled to all of the rights, benefits and terms thereof as an Investor or Holder, as the case may be. By executing this Amendment, each of the New Investors (severally and not jointly) hereby acknowledges and agrees that it is bound by all terms and conditions of the Purchase Agreement that apply to an Investor and all of the terms and conditions of the Registration Rights Agreement that apply to a Holder, and joins in the representations and warranties of the several Investors under Article 3 of the Purchase Agreement to the extent set forth in Section 7 of this Amendment.

4. No Further Amendments. Except as amended by this Amendment, the Purchase Agreement shall remain in full force and effect in accordance with its terms.

5. Issuance of Fifth Amendment Supplemental Closing Notes and Fifth Amendment Supplemental Warrants. Subject to the terms and conditions of this Amendment and the Purchase Agreement (including without limitation Section 7.6 of the Purchase Agreement), on the Fifth Amendment Supplemental Closing Date, each of the Investors listed on Annex I shall severally, and not jointly, purchase from the Company, and the Company shall sell and issue to each Investor, the Fifth Amendment Supplemental Closing Notes and the Fifth Amendment Supplemental Warrants in the respective amounts set forth opposite each such Investor’s name on Annex I in exchange for a cash payment by each such Investor of the amount set forth opposite such Investor’s name on Annex I (the “Fifth Amendment Supplemental Purchase Price”). The Fifth Amendment Supplemental Closing Notes shall be substantially in the form attached hereto as Exhibit A-1, and the Fifth Amendment Supplemental Warrants shall be substantially in the form attached hereto as Exhibit B-1. The closing of the purchase, sale and issuance of the Fifth Amendment Supplemental Closing Notes and Fifth Amendment Supplemental Warrants (the “Fifth Amendment Supplemental Closing”) shall take place on the Fifth Amendment Supplemental Closing Date at the offices of Edwards Wildman Palmer LLP, 111 Huntington Avenue, Boston, Massachusetts 02199, or at such other location as the Company and the Investors shall mutually agree. At the Fifth Amendment Supplemental Closing, the Company shall have satisfied the closing conditions set forth in subsections (c)-(h), (j), (k) and (l) of Section 4.1 of the Purchase Agreement as of the Fifth Amendment Supplemental Closing Date (for avoidance of doubt, reading references to the “Closing Date” in such subsections to refer to the Fifth Amendment Supplemental Closing Date) and shall deliver to the Investors the Fifth Amendment Supplemental Closing Notes and the Fifth Amendment Supplemental Warrants, each registered in such name or names as the Investors may designate. Without limiting the foregoing, the Company and the Subsidiaries of the Company shall each deliver to the Investors at such closing a counterpart to the Amended and Restated Credit Agreement and the Amended and Restated IP Security Agreement (each as defined below), in each case duly executed by an authorized representative of the Company or the Subsidiary of the Company, as the case may be. On the Fifth Amendment Supplemental Closing Date, the Investors shall deliver the Fifth Amendment Supplemental Purchase Price to the Company, payable by wire transfer in same day funds to an account specified by the Company in writing. The Fifth Amendment Supplemental Closing Notes shall be secured as and to the same extent as the other Notes issued pursuant to the Purchase Agreement, as described in the Transaction Documents, including, without limitation, the Security Agreement and IP Security Agreement (each as amended as of the date hereof).

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6. Bringdown of Company’s Representations and Warranties. The Company represents and warrants to the Investors that, except as set forth in a disclosure letter delivered to the Investors as of the Fifth Amendment Supplemental Closing Date, the statements contained in Article 2 and the first sentence of Section 5.1(k) of the Purchase Agreement are true and correct as of the Fifth Amendment Supplemental Closing Date as though made as of such date, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties are true and correct as of such other specified date). For the avoidance of doubt, as a result of the operation of this Section 6 and for purposes hereof, any representation and warranty made in the Purchase Agreement “as of the Closing Date” shall be deemed to be made as of the Fifth Amendment Supplemental Closing Date, any reference in a representation and warranty to “the date hereof” shall be deemed to refer to the date of this Amendment, any retroactive time period set forth in a representation and warranty shall be deemed to be retroactive from the date of this Amendment for such time period, and any reference to “Closing Securities” shall be deemed to refer to the Fifth Amendment Supplemental Closing Notes and the Fifth Amendment Supplemental Warrants.

7. Bringdown of Investors’ Representations and Warranties. Each Investor, severally and not jointly, represents and warrants to the Company that the statements contained in Article 3 of the Purchase Agreement are true and correct as of the Fifth Amendment Supplemental Closing Date as though made as of the Fifth Amendment Supplemental Closing Date (for this purpose, reading any reference to “Closing Securities” in such Article 3 to refer only to the Fifth Amendment Supplemental Closing Notes and the Fifth Amendment Supplemental Warrants).

8. Form D and Blue Sky. The Company agrees to file a Form D with respect to the Fifth Amendment Supplemental Closing Notes and the Fifth Amendment Supplemental Warrants as required under Regulation D and to provide a copy thereof to the Investors promptly after such filing. The Company shall take such action as is necessary in order to obtain an exemption for or to qualify the Fifth Amendment Supplemental Closing Notes and the Fifth Amendment Supplemental Warrants for sale to the Investors at the Fifth Amendment Supplemental Closing pursuant to this Amendment under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of any such exemption or qualification so taken to the Investors on or prior to the Fifth Amendment Supplemental Closing Date promptly upon the request of any Investor.

9. Acknowledgement and Undertaking by Company. The Company agrees and acknowledges that the transactions described in this Amendment and the issuance of the Fifth Amendment Supplemental Closing Notes, the Fifth Amendment Supplemental Warrants and shares of Common Stock upon exercise or conversion of the Fifth Amendment Supplemental Closing Notes and Fifth Amendment Supplemental Warrants are intended to be exempt from Section 16(b) of the Exchange Act pursuant to one or more rules promulgated thereunder, applicable law and the Commission’s releases and interpretations, and will, from time to time as and when requested by the Investors, and will cause its successors and assigns to, execute and deliver or cause to be executed and delivered, to the extent it may lawfully do so, all such documents and instruments and take, or cause to be taken, to the extent it may lawfully do so, all such further actions as the Investors may reasonably deem necessary and desirable to facilitate and effect any such exemption.

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10. Miscellaneous.

a. Ratification and Confirmation. The Company acknowledges, agrees and confirms that: (x) the Purchase Agreement and each of the other Transaction Documents, as amended and otherwise modified by the amendments and other modifications specifically provided herein or contemplated hereby, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed; and (y) without limiting the generality of the foregoing clause (x), (i) all obligations, liabilities and Indebtedness of the Company under the Transaction Documents, as amended hereby, constitute “Obligations” (as defined in the Security Agreement) secured by and entitled to the benefits of the security set forth in the Security Agreement and the IP Security Agreement, and the liens and security interests granted in favor of the Investors under the terms of the Security Agreement and the IP Security Agreement are and remain perfected, effective, enforceable and valid and such liens and security interests are, in each case, a first priority lien and security interest (except to the extent otherwise expressly permitted by the Transaction Documents) and such liens and security interests are hereby in all respects ratified and confirmed, and (ii) the shares of Common Stock issuable upon exercise or conversion of the 2014 Supplemental Closing Notes and the 2014 Supplemental Warrants shall constitute “Registrable Securities” under the Registration Rights Agreement. At the Fifth Amendment Supplemental Closing Date, the Company shall deliver to the Investors an executed copy of the Amended and Restated Pledge and Security Agreement and an executed copy of the Amended and Restated IP Security Agreement, in the forms set forth as Exhibit C-1 and Exhibit C-2 hereto, respectively, with such alterations or amendments as the parties thereto may mutually agree (the “Amended and Restated Security Agreement” and the “Amended and Restated IP Security Agreement”, respectively), in order to reflect the addition of the New Investors as Securd Parties thereunder and to provide for the appointment of a collateral agent thereunder.

b. Expenses. The Company will pay and bear full responsibility for the reasonable legal fees and other out-of-pocket costs and expenses of the Investors attributable to the negotiation and consummation of the transactions contemplated hereby.

c. Further Assurances. The Company shall duly execute and deliver, or cause to be duly executed and delivered, at its own cost and expense, such further instruments and documents and to take all such action, in each case as may be necessary or proper in the reasonable judgment of the Investors to carry out the provisions and purposes of this Amendment.

d. Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any party hereto, the execution and delivery of this Amendment and the closing of the transactions contemplated hereby.

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e. Governing Law. All questions concerning the construction, interpretation and validity of this Amendment shall be governed by and construed and enforced in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Amendment, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

f. Construction. The Company and the Investors acknowledge that the Company and its independent counsel and the Investors and their independent counsel have jointly reviewed and drafted this document, and agree that any rule of construction and interpretation to the effect that drafting ambiguities are to be resolved against the drafting party shall not be employed.

g. Counterparts; Facsimile and Electronic Signatures. This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Counterpart signatures to this Amendment delivered by facsimile or other electronic transmission shall be acceptable and binding.

h. Headings. The section and paragraph headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Fifth Amendment to Note and Warrant Purchase Agreement as of the date first written above.

COMPANY:

CareView Communications, Inc., A Nevada corporation

By:	/s/ Steven G. Johnson
Name: Steven G. Johnson
Title: President

INVESTORS:

HealthCor Partners Fund, L.P.
By: HealthCor Partners Management L.P., as Manager
By: HealthCor Partners Management, G.P., LLC, as General Partner

By:	/s/ Jeffrey C. Lightcap
Name: Jeffrey C. Lightcap
Title: Senior Managing Director

Address:	HealthCor Partners
Carnegie Hall Towers
152 West 57th Street
New York, NY 10019

HealthCor Hybrid Offshore Master Fund, L.P.
By: HealthCor Hybrid Offshore G.P., LLC, as General Partner

By:	/s/ Joseph Healey
Name: Joseph Healey
Title: Co-CEO

Address:	HealthCor Partners
Carnegie Hall Towers
152 West 57th Street
New York, NY 10019

[signature page to Fifth Amendment to Note and Warrant Purchase Agreement]

/s/ Allen Wheeler
Allen Wheeler

/s/ Steven Johnson
Steven Johnson

/s/ Jason Thompson
Jason Thompson

/s/ Sandra McRee
Sandra McRee

/s/ Steven B. Epstein
Steven B. Epstein

/s/ James R. Higgins
Dr. James R. Higgins

/s/ Jeffrey C. Lightcap
Jeffrey C. Lightcap

[signature page to Fifth Amendment to Note and Warrant Purchase Agreement]

ACKNOWLEDGED AND AGREED:

CareView Communications, Inc., A Texas corporation

By:	/s/ Steven G. Johnson
Name:	Steven G. Johnson
Title:	President

CareView Operations, LLC

By:	/s/ Steven G. Johnson
Name:	Steven G. Johnson
Title:	President

[signature page to Fifth Amendment to Note and Warrant Purchase Agreement]

Annex I

Investors

Investor	Fifth Amendment Supplemental Closing Notes	Fifth Amendment Supplemental Warrants	Fifth Amendment Supplemental Purchase Price
HealthCor Partners Fund, L.P.	$1,000,000	615,385	$1,000,000
HealthCor Hybrid Offshore Master Fund, L.P.	N/A	N/A	N/A
Allen Wheeler	$500,000	307,692	$500,000
Steven Johnson	$750,000	461,539	$750,000
Jason Thompson	$200,000	123,077	$200,000
Sandra McRee	$100,000	61,538	$100,000
Steven Epstein	$450,000	276,923	$450,000
Dr. James Higgins	$500,000	307,692	$500,000
Jeffrey C. Lightcap	$2,500,000	1,538,462	$2,500,000
TOTAL	$6,000,000	3,692,308	$6,000,000

Exhibit A-1

Form of Fifth Amendment Supplemental Closing Notes

See attached.

Exhibit B-1

Form of Fifth Amendment Supplemental Warrants

See attached.

Exhibit C-1

Form of Amended and Restated Pledge and Security Agreement

See attached.

Exhibit D-1

Form of Amended and Restated IP Security Agreement

See attached.